EXHIBIT 10.50

Confidential Treatment Requested by American Superconductor Corporation

March 4, 2016

BASF Corporation

100 Park Avenue

Florham Park, NJ 07932

Re:	License and Sublicense Agreement, dated as of the Effective Date (as defined therein), by and between American Superconductor Corporation and BASF Corporation (the “License”)

Ladies and Gentlemen:

This letter constitutes the “AMSC Disclosure Letter” referenced in Section 1.03 of the License, and is being furnished to you pursuant to Section 6.02 of the License.  All capitalized terms used but not defined in this letter shall have the meanings given them in the License, unless otherwise provided.

The disclosures made in this letter, however identified, shall be deemed to qualify and be disclosed in connection with, and incorporated into, any of the representations and warranties of AMSC made in the License.  While AMSC has made a good faith effort to arrange the disclosures contained in this letter to correspond to section numbers of the License, any information disclosed herein under any section number shall also be deemed to be disclosed and incorporated into any other section number under the License.

Nothing in this letter is intended to broaden the scope of any representation or warranty contained in the License or to create any covenant.  Inclusion of any item in this letter (A) does not represent a determination that such item is material or establish a standard of materiality, (B) does not represent a determination that such item did not arise in the ordinary course of business, (C) does not represent a determination that the transactions contemplated by the License require the consent of third parties, and (D) shall not constitute, or be deemed to be, an admission to any third party concerning such item.  This letter includes brief descriptions or summaries of certain agreements and instruments, copies of which are available upon reasonable request.  Such descriptions do not purport to be comprehensive, and are qualified in their entirety by reference to the text of the documents described, true and complete copies of which have been made available to BASF.

American Superconductor Corp. 64 Jackson Rd Devens, MA 01434-4020 USA	ph +1 978 842 3000 fx +1 978 842 3024 www.amsc.com

Confidential Portions of this Exhibit marked as [**] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by American Superconductor Corporation

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Confidential Portions of this Exhibit marked as [**] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by American Superconductor Corporation

Section 6.02(a)

Licensed Patents

AMSC does not own solely the Patents identified as co-owned in Annex 1.

AMSC has granted non-exclusive licenses to the U.S. Government under certain Patents, as indicated in Annex 1.

AMSC and Hercules Technology Growth Capital, Inc. are parties to that certain Loan and Security Agreement, dated June 5, 2012, as amended (the “Agreement”).  Amounts outstanding under the Agreement are secured by substantially all of AMSC’s existing and future assets including AMSC’s intellectual property including the Licensed Patents.

Confidential Portions of this Exhibit marked as [**] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by American Superconductor Corporation

Section 6.02(b)

Assets

None.

Confidential Portions of this Exhibit marked as [**] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by American Superconductor Corporation

Section 6.02(c)

Absence of Claims

BASF has filed an Opposition before the European Patent Office in connection with AMSC’s European Patent No. [**].

Confidential Portions of this Exhibit marked as [**] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by American Superconductor Corporation

Section 6.02(d)

Non-Infringement

AMSC was approached by the [**] in the 2007 time frame regarding a potential license to an HTS wire patent (U.S. Patent Nos. [**] and[**]).  There were very limited discussions in the 2007-2008 time frame, but no license agreement was entered into.  AMSC has not been approached since those discussions ended.

From time to time, AMSC has received offers from Third Parties to license patent rights related to HTS Wire, and in certain cases, AMSC has entered into license agreements in which it has licensed in Third Party patent rights related to HTS Wire.

From time to time AMSC has received offers from Third Parties to license patent rights related to HTS Wire, which it has deemed to be not relevant and has declined the offers.

Confidential Portions of this Exhibit marked as [**] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by American Superconductor Corporation

Section 6.02(e)

No Challenges to Validity or Enforceability

BASF has filed an Opposition before the European Patent Office in connection with AMSC’s European Patent No. [**].

Confidential Portions of this Exhibit marked as [**] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by American Superconductor Corporation

Section 6.02(f)

No Known Infringements by Third Parties

U.S. Patent No. 8,060,169 owned by IBM and exclusively licensed to AMSC (see Annex 2) will be infringed by any party making, using, offering to sell, selling, or importing HTS Wire in the United States.  Without limiting the foregoing, AMSC has previously notified [**], [**] that it may be infringing on the IBM patent and/or other AMSC patents.

[**], a [**] company, is developing multilayered superconductor tapes prepared by means of chemical solution deposition, which may infringe one or more Patents.

[**], a [**] company, may be infringing U.S. Patent No. [**], which is a Sublicensed 2G Wire Patent listed in Annex 2.

Confidential Portions of this Exhibit marked as [**] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by American Superconductor Corporation

Section 6.02(g)

Maintenance Fees

All maintenance and renewal fees due from now until the Effective Date are scheduled to be paid.

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Confidential Portions of this Exhibit marked as [**] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by American Superconductor Corporation

Please acknowledge your receipt and acceptance of this letter by executing a copy of this letter and returning such executed copy (which may be delivered by electronic means, such as email of .pdf or similar files, with the same effect as physical delivery of a manually signed original) to the undersigned.

Very truly yours,

AMERICAN SUPERCONDUCTOR CORPORATION

By:/s/ James F. Maguire

Name:James F. Maguire

Title:EVP, Operations

RECEIVED AND ACCEPTED:

BASF CORPORATION

By:/s/ Manfredo Ruebens

Name:Manfredo Ruebens

Title:EVP & CFO

[signature page to AMSC Disclosure Letter for License and Sublicense Agreement]

Confidential Portions of this Exhibit marked as [**] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.